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                                                                   EXHIBIT 10.4


                       FIRST AMENDMENT TO MULTI-CURRENCY
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This FIRST AMENDMENT TO MULTI-CURRENCY REVOLVING CREDIT AND TERM LOAN AGREEMENT (the "First Amendment") is made as of June 29, 1997 by and among each of the Borrowers named herein on the signature pages hereof (individually, a "Borrower" and collectively, the "Borrowers"), American Management Systems, Incorporated, as guarantor (the "Guarantor"), each of the lenders named herein on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Wachovia Bank, N.A., formerly Wachovia Bank of Georgia, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and NationsBank, N.A., as documentation agent for the Lenders (in such capacity, the "Documentation Agent") (each of the Administrative Agent and the Documentation Agent, an "Agent" or collectively, the "Agents").

         The Borrowers, the Guarantor, the Lenders and the Agents are parties to a Multi-Currency Revolving Credit and Term Loan Agreement dated as of December 24, 1996 (the "Agreement"); the Borrowers and the Guarantor have requested that the Lenders and the Agents amend certain provisions of the Agreement; and the Borrowers, the Guarantor, the Lenders and the Agents desire to amend the Agreement as herein provided. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

          ACCORDINGLY, the Borrowers, the Guarantor, the Lenders and the Agents agree as follows:





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         1.      APPLICABLE RATE.  The definition of "Applicable Rate" in
Section 1.1 of the Agreement shall be amended by substituting the following matrix for the existing matrix:

----------------------------------------------------------------------------------------------------------------------------
         Total Debt: EBITDA          Eurocurrency Rate Margin             Facility Fee                     LC Fee
                                     (basis points per annum)       (basis points per annum)      (basis points per annum)
----------------------------------------------------------------------------------------------------------------------------
  Less than or equal to 1.0                      15                            7.5                          35.0

----------------------------------------------------------------------------------------------------------------------------
  Greater than 1.0 but less                     22.5                          10.0                          45.0
  than or equal to 1.25
----------------------------------------------------------------------------------------------------------------------------
  Greater than 1.25 but less than               25.0                          15.0                          50.0
  or equal to 1.50
----------------------------------------------------------------------------------------------------------------------------
  Greater than 1.50 but less than               32.0                          18.0                          55.0
  or equal to 2.0

----------------------------------------------------------------------------------------------------------------------------
  Greater than 2.0                              40.0                          25.0                          70.0
----------------------------------------------------------------------------------------------------------------------------



         2. FIXED CHARGE COVERAGE RATIO. Subsection 6.2(b) of the Agreement shall be amended to read as follows:


                 (b) Fixed Charge Coverage Ratio: Maintain a ratio of EBILTDA to Interest and Lease Charges of not less than (i)
                 2.25 to 1.0 as of June 30, 1997, (ii) 2.30 to 1.0 as of
                 September 30, 1997 and (iii) 2.50 to 1.0 as of the last day of each fiscal quarter thereafter, calculated in all cases for the four fiscal quarters ending on such date.

         3. ACKNOWLEDGMENT OF GUARANTOR. The Guarantor reaffirms its obligations under the Guaranty and consents to this First Amendment.

         4. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Agents and each Lender as follows:

                 4.1 EXISTENCE. Each of the Borrower and its Subsidiaries is a corporation or partnership duly organized, validly existing and in good standing under the Laws of the nation in which it is organized and any political subdivision thereof, and is duly qualified to do business





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and in good standing in each other nation and any political subdivision thereof where the nature or extent of its business activities requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected to have a Materially Adverse Effect.

                 4.2 POWER AND AUTHORITY. Each of the Borrower and its Subsidiaries has all requisite power and authority to own or lease its properties, conduct its business as now conducted and to execute and deliver the First Amendment and to perform the Agreement as amended hereby.

                 4.3 AUTHORIZATION AND ENFORCEABILITY. The execution, delivery and performance of the First Amendment have been duly authorized by all necessary corporate or partnership action of each of the Borrower and its Subsidiaries and require no consent of any Person which has not been obtained, and the First Amendment constitutes and the Agreement as amended hereby constitutes valid and binding obligations of each of the Borrower and its Subsidiaries party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

                 4.4 NO VIOLATION. The execution, delivery and performance of the First Amendment does not and will not violate any Borrower's or any of its Subsidiaries' charter, bylaws, partnership agreement or other organizational documents, any Laws applicable to such Borrower or any of its Subsidiaries or any agreement to which such Borrower or any of its Subsidiaries is a party or by which such Borrower or any of its Subsidiaries is bound, except for





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violations of Laws or agreements which could not reasonably be expected to have a Materially Adverse Effect.

                 4.5 NO DEFAULT. As of the date of this First Amendment, no Default Condition or Event of Default has occurred and is continuing under the Agreement which has not been waived.

         5. CONDITIONS PRECEDENT. This First Amendment shall not be effective until such time as each of the following conditions is satisfied:

                 5.1 DOCUMENTS. Each of the parties hereto has executed the First Amendment.

                 5.2 AMENDMENT FEE. AMS shall have paid to the Administrative Agent for the account of the Lenders an amendment fee equal to $60,000.

         6. COST OF EXPENSES. AMS shall pay all costs, fees and expenses of the Agents incident to this First Agreement, including the reasonable fees, out-of-pocket expenses and other disbursements of Mays & Valentine, L.L.P., counsel for the Agents, in connection with this Amendment.

         7. REAFFIRMATION. Except as otherwise expressly amended by this First Amendment, the Agreement is and shall continue to be in full force and effect in accordance with its terms. The parties hereto further agree that each reference in any Loan Document to the "Agreement" shall be deemed to refer to the Agreement as amended by this First Amendment and as it may be amended from time to time hereafter.





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         8.      MISCELLANEOUS.

                 8.1 GOVERNING LAW. This First Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                 8.2 NO NOVATION. The transactions described herein do not constitute, and should not be construed to be, a novation of any indebtedness outstanding under the Agreement.

                 8.3 WAIVER. Any waiver of a provision of a Loan Document accomplished by this First Amendment shall be effective only in the specific instance for which it is granted, shall not constitute a waiver of any other provison of a Loan Document and shall not constitute an undertaking or agreement to waive any provision of a Loan Document in the future.

                 8.4 SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

                 8.5 INVALIDITY. If any provision of this First Amendment shall be held invalid by any court of competent jurisdiction, such holding shall not invalidate any other provision hereof.

                 8.6 COUNTERPARTS. This First Amendment may be executed in several counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.





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         IN WITNESS WHEREOF, each Borrower, the Guarantor, the Administrative
Agent, the Documentation Agent and each Lender have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.




                              AMERICAN MANAGEMENT
                                SYSTEMS, INCORPORATED,
                                as Borrower and Guarantor

                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Secretary and Treasurer
                                    ---------------------------------

                              AMS MANAGEMENT SYSTEMS
                                DEUTSCHLAND GMBH,
                                as Borrower

                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Director
                                    ---------------------------------





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                              AMS MANAGEMENT SYSTEMS
                                EUROPE S.A./N.V.,
                                as Borrower

                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Director
                                    ---------------------------------

                              AMS MANAGEMENT SYSTEMS U.K. LTD.,
                                as Borrower

                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Director
                                    ---------------------------------

                              AMS MANAGEMENT SYSTEMS CANADA
                                INC.,
                                as Borrower

                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Director
                                    ---------------------------------





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                              AMS MANAGEMENT SYSTEMS
                                NETHERLANDS, B.V,
                                as Borrower

                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Director
                                    ---------------------------------

                              NORDIC BUSINESS MANAGEMENT
                                SYSTEMS AB,
                                as Borrower

                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Director
                                    ---------------------------------

                              AMS MANAGEMENT SYSTEMS
                                AUSTRALIA PTY. LIMITED
                                as Borrower

                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Director
                                    ---------------------------------





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                              AMS MANAGEMENT SYSTEMS
                                (SWITZERLAND) AG
                                as Borrower

                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Authorized Signatory
                                    ---------------------------------

                              AMS MANAGEMENT SYSTEMS ITALIA
                                S.P.A.
                                as Borrower

                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Director
                                    ---------------------------------

                              AMS MANAGEMENT SYSTEMS
                                ESPANA, S.A.
                                as Borrower


                              BY:  /s/ FRANK A. NICOLAI
                                 ------------------------------------
                              NAME:  Frank A. Nicolai
                                   ----------------------------------
                              TITLE: Director
                                    ---------------------------------





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COMMONWEALTH OF VIRGINIA

City/County of Fairfax

         The foregoing instrument was acknowledged before me in my jurisdiction aforesaid this 11th day July, 1997 by Frank A. Nicolai, who is Director of AMS Management Systems Espana, S.A., for and on behalf of the corporation.

                                            /s/ JOSEPHINE METRESS
                                    --------------------------------------
                                                 Notary Public

My commission expires:  March 31, 2001
                      ------------------




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                              WACHOVIA BANK, N.A., formerly
                              Wachovia Bank of North Carolina, N.A.

                              By:  /s/ WRAY C. BROUGHTON
                                 ------------------------------------
                              Its:  Vice President
                                  -----------------------------------



                              NATIONSBANK, N.A.

                              By:  /s/ ELIZABETH S. DUFF
                                 ------------------------------------
                              Its: Elizabeth S. Duff
                                  -----------------------------------
                                   Vice President


                              COMMERZBANK AG,
                              NEW YORK BRANCH

By:  /s/ PETER T. DOYLE       By:  /s/ ROBERT J. DONOHUE
   ------------------------      ------------------------------------------
Its: PETER T. DOYLE           Its: Robert J Donohue
    -----------------------       ------------------------------------------
     ASSISTANT TREASURER           Vice President

                              NATIONSBANK, N.A.,
                              as Documentation Agent

                              By:  /s/ ELIZABETH S. DUFF
                                 ------------------------------------
                              Its: Elizabeth S. Duff
                                  -----------------------------------
                                   Vice President

                              WACHOVIA BANK, N.A., formerly
                              Wachovia Bank of Georgia, N.A., as
                              Administrative Agent


                              By:  /s/ ELIZABETH A. DREILING
                                 ------------------------------------
                              Its: Elizabeth A. Dreiling
                                  -----------------------------------
                                   ASSISTANT VICE PRESIDENT





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